Acquisition of H Halston Trademarks (H Halston Trademarks [Member])	12 Months Ended
Dec. 31, 2014
H Halston Trademarks [Member]
Assets Acquisition [Line Items]
Asset Acquisition [Text Block]

3. Acquisition of H Halston Trademarks

On December 22, 2014, the Company and its wholly-owned subsidiary, H Licensing, entered into an asset purchase agreement (the “H Asset Purchase Agreement”) with The H Company IP, LLC (“HIP”), and its parent, House of Halston LLC (“HOH”), pursuant to which the Company acquired certain assets of HIP, including the “H by Halston” and “H Halston” trademarks (collectively, the “H Halston Brands”) and other intellectual property rights relating thereto. Benjamin Malka, a director of the Company, is a 24% equity holder of HOH, and Chief Executive Officer of HOH.
Pursuant to the H Asset Purchase Agreement, the Company delivered (i) $18,023,090 in cash; (ii) 1,000,000 shares of its Common Stock to HIP and (iii) warrants to purchase up to 750,000 shares of the Company’s Common Stock to HIP’s designee. The warrants are exercisable for a period of five years following the closing date at an exercise price of $12.00 per share (see Note 8).
Pursuant to voting agreements entered into on December 22, 2014 (the “Voting Agreement”), each of HIP and HIP’s Designee appointed Robert W. D’Loren, the Company’s Chief Executive Officer, President and Chairman of the Board, as its irrevocable proxy and attorney-in-fact with respect to the shares of the Company’s Common Stock and warrants received by it in connection with the transaction, respectively. As proxy holder, Mr. D’Loren, is required to vote in favor of matters recommended or approved by the board of directors.
Pursuant to a lock-up agreement entered into on December 22, 2014, HIP agreed that during the twelve (12) months from the closing date, in the case of HIP’s stock consideration, or during the twelve (12) months from the date any shares are issued to HIP pursuant to the Trademark License Agreement (defined below) (collectively, the “Lock-up Shares”), HIP may not, subject to certain exceptions, offer, sell, pledge, hypothecate, grant an option for sale or otherwise dispose of, or transfer or grant any rights with respect to, any of the Lock-Up Shares. HIP’s designee entered into a similar lock-up agreement with respect to the warrants. The Company has agreed to file a registration statement covering the Lock-Up Shares and the warrants and use commercially reasonable efforts to cause the registration statement to become effective within sixty (60) days after the expiration of the initial twelve (12) month lock-up period and remain effective for specified time periods.
Concurrent with the acquisition of the H Halston Brands, the Company entered into (i) a license agreement with QVC that provides for a royalty to be paid to the Company by QVC based on net sales of products under the H Halston Brands (the “QVC Halston Agreement”), and (ii) a license with HIP (the “Trademark License Agreement”) that will sub-license, manufacture, distribute, promote, advertise and sell products bearing the H Halston trademark and any related services thereto in all channels of distribution, excluding direct-response television and its related e-commerce and digital distribution, and excluding certain mass retailers. The license with HIP provides for minimum royalties payable to the Company. The initial term of the Trademark License Agreement expires on December 31, 2019, unless sooner terminated or renewed. After the initial term, HIP shall be entitled to renew the Trademark License Agreement on three occasions, each for five (5) year terms, as long as HIP is in compliance with all terms and conditions of the agreement. HIP may terminate the agreement prior to the expiration of the initial term without penalties, fees or payment of future royalties upon 90 day notice prior to the second anniversary of the closing. HIP shall pay royalties to H Licensing during the term, with a minimum guaranteed royalty of $600,000 per year during the initial term for 2016 through 2024 and $1,200,000 for any year thereafter. In the event HIP exercises the early termination right, H Licensing shall pay HIP a participation fee for each of the three following years in an amount not to exceed $4,000,000 ($5,000,000 if H Licensing distributes, or otherwise enters into any agreements for the distribution of, products being the H Halston trademark in China). The participation fee, if any, may be paid in cash or shares of our common stock based on the greater of $8.00 and the volume weighted average price of the common stock for the five business days preceding payment.
As more fully described in Note 7, concurrent with the acquisition of the H Halston Brands, H Licensing entered into a $10 million, five year term loan with the Company’s senior lender, Bank of Hapoalim (“BHI”), and amended the existing IM Term Loan (as defined in Note 7) and JR Term Loan (as defined in Note 7).
The H Halston Brands acquisition was accounted for as an asset purchase. The aggregate purchase price has been allocated to the following assets based on the fair market value of the assets on the date of acquisition:

Allocated to:
Trademarks	$27,562,000
Non-compete agreement	562,000
Total acquisition price	$28,124,000
Trademarks have been determined by management to have an indefinite useful life and accordingly, no amortization is recorded in the Company’s consolidated statements of operations. The non-compete agreement is amortized on a straight-line basis over its expected useful life of seven years.
The following represents the aggregate purchase price of $28.1 million, including legal and other fees of $0.49 million:

Cash paid	$18,023,000
Fair value of Common Stock issued (1,000,000 shares)	9,000,000
Fair value of warrants to purchase 750,000 shares of Common Stock (see Note 8)	611,000
Direct transaction expenses	490,000
Total consideration	$28,124,000